Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents
11 Cash and cash equivalents
Cash and cash equivalents are comprised of the following:

	As of December 31,
In thousands of USD	2022	2023
Cash at bank and in hand	58,083	29,367
Short-term deposits	13,496	6,116
Total Cash and cash equivalents	71,579	35,483
Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
The Group has no restricted cash on cash and cash equivalents as of December 31, 2023 (2022: nil).
While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified expected credit loss was immaterial, due to low credit risk rating of the financial institutions.